OTHER ASSETS (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]	Dec. 31, 2008 Predecessor [Member]
Deferred financing costs	9.0	9.8	11.8
Deferred charges and other	1.8	1.9	9.9
Derivative financial instruments	0	0	2.5
Accrued benefit asset - pension plan (note 19)	0.2	0.2	0.2
Other Assets, Noncurrent	11.00	11.90	24.40	27.00	38.00	65.00